WEIGHTED AVERAGE NUMBER OF SHARES	12 Months Ended
Dec. 31, 2020
EARNINGS PER COMMON SHARE
WEIGHTED AVERAGE NUMBER OF SHARES

NOTE 11. WEIGHTED AVERAGE NUMBER OF SHARES

In October 2020, the Company entered into a reverse merger transaction. The Company computes the weighted-average number of common shares outstanding in accordance with ASC 260 states that in calculating the weighted average shares when a reverse merger takes place in the middle of the year, the number of common shares outstanding from the beginning of that period to the acquisition date shall be computed on the basis of the weighted-average number of common shares of the legal acquiree (accounting acquirer) outstanding during the period multiplied by the exchange ratio established in the merger agreement. The number of common shares outstanding from the acquisition date to the end of that period shall be the actual number of common shares of the legal acquirer (the accounting acquiree) outstanding during that period.